UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017 (September 22, 2017)

VERSAR, INC.
 (Exact name of registrant as specified in charter)

Delaware	1-9309	54-0852979
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 6850 Versar CenterSpringfield, Virginia 22151(Address of principle executive offices, including zip code)    (703) 750-3000Registrant’s telephone number, including area codeN/A(Former name of registrant, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Versar, Inc. is filing an amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 25, 2017 (the “Original Filing”), for the purpose of amending and restating Item 1.01 in its entirety to correct an inadvertent error therein. All other Items in the Original Filing remain the same and no modification is being made to the exhibits attached to the Original Filing.

Item 1.01. Entry into a Material Definitive Agreement.

On September 22, 2017, Versar, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kingswood Genesis Fund I, LLC, a Delaware limited liability company (“Parent”), and KW Genesis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Kingswood Capital Management, LLC. Capitalized terms used but not defined herein have the meanings ascribed to them in the Merger Agreement.

The Offer and the Merger

Pursuant to and subject to the terms and conditions of the Merger Agreement, Merger Sub has agreed to commence an all-cash tender offer (the “Offer”) as promptly as reasonably practicable, and in any event not later than October 6, 2017, to acquire all of the outstanding shares of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) at a purchase price of $0.15 per share (the “Offer Price”), without interest thereon and subject to any applicable withholding taxes.

The Offer will initially expire at midnight (New York City time) on the date that is twenty five (25) Business Days following the commencement of the Offer. Under certain circumstances, Merger Sub will extend the Offer on one or more occasions in accordance with the terms set forth in the Merger Agreement and the applicable rules and regulations of the United States Securities and Exchange Commission (the “SEC”). Merger Sub will not be required to extend the Offer beyond December 18, 2017.

The consummation of the Offer, and the obligation of Merger Sub to accept for payment and pay for Company Common Stock tendered pursuant to the Offer, are subject to: (a) there being validly tendered in the Offer and not properly withdrawn prior to the expiration date of the Offer that number of shares of Company Common Stock which, together with the number of shares of Company Common Stock (if any) then owned by Parent or any of its wholly-owned direct or indirect Subsidiaries, including Merger Sub, represents at least a majority of the Company Common Stock then outstanding and no less than a majority of the voting power of the shares of capital stock of the Company then outstanding and entitled to vote upon the adoption of the Merger Agreement and approval of the Merger, as defined below (excluding from the number of tendered shares of Company Common Stock, but not from the number of outstanding shares of Company Common Stock, Company Common Stock tendered pursuant to guaranteed delivery procedures (to the extent such procedures are permitted by Merger Sub) that have not yet been delivered in settlement or satisfaction of such guarantee) (collectively, the “Minimum Condition”), and (b) the satisfaction by the Company or waiver by Merger Sub (to the extent permitted by the Merger Agreement) of certain customary conditions and requirements, including the accuracy of the Company’s representations and warranties, subject to certain materiality qualifiers, the performance in all material respects of the Company’s covenants and agreements set out in the Merger Agreement and the absence of a Company Material Adverse Effect, as defined in the Merger Agreement. The consummation of the Offer is not subject to any financing condition.

Subject to the satisfaction of (a) and (b) above, Merger Sub shall, and Parent shall cause Merger Sub to, (i) on the expiration date of the Offer (as such period may be extended pursuant to the Merger Agreement), accept for payment all shares of Company Common Stock validly tendered and not properly withdrawn pursuant to the Offer, and (ii) no more than three (3) Business Days thereafter, pay for all such Company Common Stock. Following consummation of the Offer, the Merger Agreement provides for the merger of Merger Sub with and into the Company (the “Merger,” and together with the Offer and the other transactions contemplated by the Merger Agreement, the “Transactions”). The Merger will be effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), without a meeting or vote of stockholders of the Company. Upon the filing of a certificate of merger with the Secretary of State of the State of Delaware with regard to the Merger (such date, the “Effective Time”), the Merger will be completed, and the Company will become a direct, wholly owned subsidiary of Parent.

The Merger Agreement is the product of a strategic alternatives process that has been overseen by the non-management members of the Board of Directors of the Company (the “Independent Directors”) with the assistance of senior management and financial and legal advisors, which included nearly one hundred fifty (150) potential sources of refinancing and strategic buyers for the Company being contacted by or on behalf of the Company to request their participation in the process.

The Independent Directors determined that the Merger Agreement and the Transactions are advisable, fair to and in the best interests of the Company and its stockholders, and recommended that the Board of Directors of the Company approve the Merger Agreement and the Transactions on the terms and conditions set forth in the Merger Agreement. The Board of Directors of the Company approved the Merger Agreement and the Transactions, and, based on the recommendation of the Independent Directors, determined to, following the commencement of the Offer by Merger Sub, recommend that the Company’s stockholders accept the Offer and tender their shares of Company Common Stock to Merger Sub in the Offer.

In the Merger, each issued and outstanding share of Company Common Stock, other than shares of Company Common Stock owned by Parent, Merger Sub, or any of their respective subsidiaries, or by stockholders who have validly exercised their appraisal rights under Section 262 of the DGCL, will be converted into the right to receive an amount in cash equal to the Offer Price, without interest thereon and subject to any applicable withholding taxes.

Immediately prior to the Effective Time:

●
each unit payable in shares of Company Common Stock or whose value is determined with reference to the value of shares of Company Common Stock, whether granted under a Company Plan or otherwise, that is then outstanding, whether or not vested, will be cancelled and converted into a vested right to receive cash in an amount equal to the Offer Price (without interest thereon and minus any required tax deductions or withholding);

●
each right of any kind, contingent or accrued, to acquire or receive Company Common Stock or benefits measured by the value of Company Common Stock, and each Company Award (as defined in the Merger Agreement) will be cancelled and converted into a vested right to receive (pursuant to the applicable plan, agreement, or arrangement) an amount of cash equal to (a) the number of shares of Company Common Stock subject to such Company Award immediately prior to the Effective Time, multiplied by (b) the Offer Price (without interest thereon and minus any required tax deductions or withholding); and

●
the Company will terminate the Versar, Inc. 2005 Amended and Restated Employee Stock Purchase Plan, and each share of Company Common Stock held in a participant’s account thereunder will be converted into an amount of cash equal to the Offer Price (without interest thereon and minus any required tax deductions or withholding).

As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and the holders immediately prior to the Effective Date of shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Offer Price (without interest thereon and subject to any applicable withholding taxes) upon surrender of such shares or certificates representing such shares.

Merger Closing Conditions

In addition to the conditions to the Offer described above, the obligations of the parties to consummate the Merger are subject to (a) Merger Sub having accepted for payment, or having caused to be accepted for payment, all Company Common Stock validly tendered and not withdrawn in the Offer (subject to certain exceptions), and (b) the absence of any law, statute, ordinance, code, rule, regulation, ruling, decree, judgment, injunction, or order of a governmental authority that enjoins, restrains, prevents, or prohibits the consummation of the Merger or makes the consummation of the Merger illegal.

No-Shop Provisions

Pursuant to the Merger Agreement, the Company has agreed to certain customary “no solicitation” restrictions on its ability to solicit, initiate, knowingly encourage or knowingly facilitate discussions or negotiations regarding acquisition proposals from third parties and on its ability to furnish any third party with non-public material information in connection with an acquisition proposal and has, subject to certain exceptions, agreed to cease any current discussions and negotiations with third parties for the purpose of facilitating competing acquisition proposals. These restrictions will continue until the earlier to occur of the termination of the Merger Agreement pursuant to its terms and the Effective Time. The no solicitation provision is subject to a “fiduciary out” that permits the Company, under certain circumstances and in compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Proposal (as defined in the Merger Agreement) upon payment to Parent of the termination fee discussed below.

Termination; Termination Fees and Parent Expenses

Prior to the acceptance of Company Common Stock by Purchaser in the Offer, the Company’s Board of Directors may, among other things, change its recommendation that the Company’s stockholders accept the Offer and tender their Company Common Stock in the Offer in connection with a material event or development that was not known by the Company’s Board of Directors as of the date of the Merger Agreement (provided such event or development does not relate to a third-party takeover proposal) or if known, the magnitude or material consequences of which were not known by the Company’s Board of Directors as of the date of the Merger Agreement, subject to complying with the procedures in the Merger Agreement.

The Merger Agreement also contains certain customary termination rights for both the Company and Parent, including, among others, if the Offer is not consummated on or before December 26, 2017 or if the Offer is terminated or withdrawn pursuant to its terms without any of the Company Common Stock being purchased thereunder. Upon termination of the Merger Agreement under certain specified circumstances, the Company has agreed to pay Parent a termination fee of $350,000. In addition, upon termination of the Merger Agreement under certain specified circumstances, including in the event of a termination by the Company in order to accept a Superior Proposal, the Company has agreed to pay to Parent a termination fee equal to $625,000. If the Company does not file a Schedule 14D-9 within five (5) Business Days of Parent’s filing of the documents to commence the Offer with the SEC, the Company will reimburse Parent for its reasonable and scheduled expenses in an amount not to exceed $250,000; however, the Company will not pay this amount if the Company has already paid the above-referenced termination fee.

Other Terms

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type, including, without limitation, covenants regarding the conduct of the business of the Company.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by documents filed with, or furnished to, the SEC by the Company prior to the date of the Merger Agreement (but excluding any risk factor disclosure under the headings “Risk Factors” or “Forward Looking Statements”); (iii) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement; (iv) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors; (v) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement; and (vi) have been included in the Merger Agreement for the purpose of allocating risk among the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, tender offer documents, proxy statements, and other documents that the Company files with the SEC from time to time.

Additional Information and Where to Find It

The tender offer described in this communication (the “Offer”) has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the capital stock of Versar or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission (the “SEC”). The offer to purchase shares of Versar stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. The tender offer statement will be filed with the SEC by an affiliate of Kingswood and Versar is obligated to file a solicitation/recommendation statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer, which will be named in the tender offer statement.

Cautionary Note Regarding Forward-Looking Statements

This document and the exhibits filed herewith contain forward-looking statements with respect to the Company, Kingswood and the Transactions, including the benefits expected from the Transactions and the expected timing of their completion.  Actual results may differ materially from these expectations. When used in this document, the words “can,” “will,” “intends,” “expects,” “is expected,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements.  Such statements are based on a number of assumptions that could ultimately prove inaccurate, and are subject to a number of risk factors, including uncertainties regarding the timing of the closing of the Transactions, uncertainties as to how many stockholders of the Company may tender their stock in the Offer, the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, and general economic and business conditions.  Factors that could cause actual results of the Transactions to differ materially include the following: the risk of failing to obtain any regulatory approvals or satisfy conditions to the Transactions, the risk that Kingswood is unable to obtain adequate financing, the risk that the Transactions will not close or that closing will be delayed, the risk that the Company’s businesses will suffer due to uncertainty related to the Transactions, the competitive environment in our industry and competitive responses to the Transactions as well as risk factors set forth above.  Further information on factors that could affect the Company’s financial results is provided in documents filed by the Company with the SEC, including the Company’s recent filings on Form 10-Q and Form 10-K.

Accordingly, no assurances can be given as to whether the Transactions will be completed or if any of the other events anticipated by the forward-looking statements will occur or what impact they will have. Forward-looking statements speak only as of the date hereof and you are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and neither the Company nor Kingswood assumes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 25, 2017	Versar, Inc.

	By:	/s/ James D. Villa
James D. Villa
Senior Vice President and General Counsel